UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon High Yield Fund

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon High Yield Fund’s (the “fund”) Class A shares produced a total return of −14.73%, Class C shares returned −14.88%, and Class I shares returned −14.59%.1 In comparison, the ICE BofA U.S. High Yield Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of −14.03% over the same period.2

High yield corporate bonds produced negative returns during the period under pressure from increasing inflation and aggressive monetary tightening by the U.S. Federal Reserve (the “Fed”). The fund underperformed the Index primarily due to sector and credit selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

Rising Inflation Prompts Aggressive Monetary Tightening

Early 2022 saw mounting inflationary pressures caused by supply-chain bottlenecks, a tight labor market and excess liquidity remaining in the economy from the massive, pandemic-related government stimulus packages. These pressures were exacerbated by Russia’s invasion of Ukraine in February, which increased upward pressures on fuel and other commodity prices, with impacts rippling throughout the U.S. and global economies. As the unexpected pace and scale of the inflationary increase became clear, the Fed responded with increasingly aggressive action, raising the federal fund target rate by 0.25% in March and 0.50% in May, followed by a 0.75% hike in June. Fed officials projected a year-end Federal Funds rate of 3.4%, compared with initial projections of 1.9% made in March. Fixed-income yields rose across the curve, and credit spreads widened modestly as well.

The repricing of monetary policy affected fixed-income markets across the board, driving bond yields broadly higher while causing prices to decline (bond yields and prices typically move in opposite directions). Generally, higher-quality issues outperformed lower-quality ones, while short-duration instruments tended to outperform their longer-duration counterparts. These trends played out in the high yield sector as well, with bonds rated BB tending to outperform lower-quality securities rated B, and bonds rated B outperforming still-lower-quality bonds rated CCC. Conversely, floating-rate instruments, with variable interest rates that adjust to prevailing market rates, tended to outperform fixed-rate instruments as interest rates rose.

Sector and Credit Positions Detract from Relative Returns

The fund’s performance relative to the Index was undermined by credit selections, particularly in the second quarter of 2022. Notable disappointments included holdings among cruise lines in the leisure sector, underweight exposure to the high-flying energy sector and credit selection in the broadcast sector. Credit-rating allocations detracted from relative returns as well, due to underweight exposure to bonds rated BB, and correspondingly overweighted exposure to bonds rated B. Finally, spread selection in the building materials sector proved relatively weak.

On the positive side, fund performance benefited from a degree of floating-rate exposure. Among industry sectors, overweight positions in the food and beverage industry, credit selections among industrials and underweight exposure to retail all enhanced relative returns. While the fund also maintained underweight duration exposure during the period, this position had little effect on relative performance.

Expecting Continued Underlying Economic Strength

As of June 30, 2022, we believe additional tightening is likely still to come. As mentioned above, Fed officials recently projected a year-end federal funds rate of 3.4%, implying a near-doubling of the rate from current levels. As monetary policies have tightened, the market’s narrative has shifted from a focus on the surprisingly rapid increase in inflation to questions regarding the impact of tighter monetary policies on economic growth. Tighter monetary policies generally undermine growth and increase the risk of recession. Russia’s ongoing war in Ukraine and the consequent pressure placed on supply chains and commodities markets adds to the market’s uncertainty and volatility.

We have positioned the fund for this environment by steadily increasing its exposure to credits rated BB while reducing exposure to credits rated CCC. At the same time, we have shortened the fund’s overall duration among lower-credit-quality issues (those rated B and CCC), and focused on longer-duration, higher-quality defensive names rated BB. We also become more constructive on defensive industry sectors, such as cable, telecommunications and packaging, while remaining cautious on traditionally cyclical sectors, such as automotive, chemicals and building materials. The fund is maintaining a relatively high cash balance to deploy tactically as volatile market conditions create attractive investment opportunities.

More broadly, while inflation and monetary tightening is likely to pressure corporate margins in the near future, corporate financials are coming into this period of slowing growth in a generally strong position with respect to credit statistics, leverage and interest coverage. While the default rate may rise from the recent historic lows, we expect it to remain below

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

historical averages in the near term, which bodes well for the high yield market. We note that the high yield asset class trades at a steep discount to par as of the end of the period, with yields at attractive levels.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

A collateralized loan obligation (CLO) is a single security backed by a pool of debt. The process of pooling assets into a marketable security is called securitization. Collateralized loan obligations (CLO) are often backed by corporate loans with low credit ratings or loans taken out by private equity firms to conduct leveraged buyouts. Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.36	$7.80	$3.22
Ending value (after expenses)	$852.70	$851.20	$854.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.76	$8.50	$3.51
Ending value (after expenses)	$1,020.08	$1,016.36	$1,021.32
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0%
Advertising - 1.2%
Advantage Sales & Marketing, Sr. Scd. Notes		6.50	11/15/2028	1,690,000	[b]	1,452,048
Clear Channel Outdoor Holdings, Sr. Scd. Notes		5.13	8/15/2027	2,687,000	[b]	2,275,822
CMG Media, Gtd. Notes		8.88	12/15/2027	3,549,000	[b]	2,813,488
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	1,843,000	[b]	1,612,680
Outfront Media Capital, Gtd. Notes		6.25	6/15/2025	1,120,000	[b]	1,064,413
					9,218,451
Aerospace & Defense - 1.1%
Bombardier, Sr. Unscd. Notes		7.50	12/1/2024	2,415,000	[b]	2,273,360
TransDigm, Gtd. Notes		4.88	5/1/2029	1,674,000		1,365,599
TransDigm, Gtd. Notes		5.50	11/15/2027	2,605,000		2,218,652
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	2,665,000	[b]	2,577,135
					8,434,746
Airlines - 1.5%
Air Canada, Sr. Scd. Notes		3.88	8/15/2026	1,930,000	[b]	1,636,534
American Airlines, Sr. Scd. Notes		5.50	4/20/2026	2,920,000	[b]	2,693,116
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	1,636,000	[b]	1,698,691
Hawaiian Brand Intellectual Property, Sr. Scd. Notes		5.75	1/20/2026	3,000,000	[b]	2,696,025
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	4,045,000	[b]	3,578,692
					12,303,058
Automobiles & Components - 2.4%
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	3,808,000	[b]	3,294,720
Ford Motor, Sr. Unscd. Notes		5.29	12/8/2046	1,690,000		1,300,962
Ford Motor Credit, Sr. Unscd. Notes		2.90	2/16/2028	3,190,000		2,575,590
Ford Motor Credit, Sr. Unscd. Notes		3.38	11/13/2025	3,000,000		2,710,860
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		170,397
Ford Motor Credit, Sr. Unscd. Notes		4.13	8/4/2025	1,130,000		1,073,489
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,498,834
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	2,440,000	[c]	2,192,594
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	1,100,000	[b,d]	980,849
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	2,800,000	[b,d]	2,295,360
					19,093,655
Beverage Products - .4%
Primo Water Holdings, Gtd. Notes		4.38	4/30/2029	3,451,000	[b]	2,824,178
Building Materials - 1.2%
CP Atlas Buyer, Sr. Unscd. Notes		7.00	12/1/2028	2,922,000	[b]	2,114,330

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Building Materials - 1.2% (continued)
Eco Material Technologies, Sr. Scd. Notes		7.88	1/31/2027	3,318,000	[b]	2,953,190
Griffon, Gtd. Notes		5.75	3/1/2028	2,922,000		2,660,656
JELD-WEN, Gtd. Notes		4.63	12/15/2025	2,530,000	[b]	2,153,764
					9,881,940
Chemicals - 1.6%
Consolidated Energy Finance, Gtd. Notes		5.63	10/15/2028	2,938,000	[b]	2,367,553
Iris Holdings, Sr. Unscd. Notes		8.75	2/15/2026	2,223,000	[b,d]	1,781,857
Italmatch Chemicals, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	4.75	9/30/2024	1,560,000	[b,e]	1,484,768
Olympus Water US Holding, Sr. Scd. Notes		4.25	10/1/2028	3,861,000	[b]	3,030,190
Olympus Water US Holding, Sr. Unscd. Notes		6.25	10/1/2029	2,112,000	[b]	1,470,480
Polar US Borrower, Sr. Unscd. Notes		6.75	5/15/2026	1,871,000	[b]	1,309,335
SCIL IV, Sr. Scd. Notes		5.38	11/1/2026	1,790,000	[b]	1,434,891
					12,879,074
Collateralized Loan Obligations Debt - 3.1%
Ares European XII CLO, Ser. 12A, Cl. E, 3 Month EURIBOR +6.10%	EUR	6.10	4/20/2032	1,450,000	[b,e]	1,232,841
Barings I CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		6.54	4/15/2031	2,000,000	[b,e]	1,697,644
Barings III CLO, Ser. 2019-3A, Cl. ER, 3 Month LIBOR +6.70%		7.76	4/20/2031	1,000,000	[b,e]	895,237
Battalion X CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		7.79	1/25/2035	1,750,000	[b,e]	1,548,454
Battalion XVI CLO, Ser. 2019-16A, Cl. ER, 3 Month LIBOR +6.60%		7.66	12/19/2032	2,500,000	[b,e]	2,222,670
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.20	7/25/2035	3,000,000	[b,e]	2,435,544
KKR 23 CLO, Ser. 23, Cl. E, 3 Month LIBOR +6.00%		7.06	10/20/2031	3,000,000	[b,e]	2,586,771
KKR 26 CLO, Ser. 26, Cl. ER, 3 Month LIBOR +7.15%		8.19	10/15/2034	1,000,000	[b,e]	911,601
Neuberger Berman Loan Advisers 24 CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		7.06	4/19/2030	2,000,000	[b,e]	1,823,192
Octagon Investment Partners 46 CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		7.64	7/15/2036	3,000,000	[b,e]	2,644,008
OHA Credit Funding 10 CLO, Ser. 2021-10A, Cl. E, 3 Month LIBOR +6.25%		6.50	1/18/2036	1,050,000	[b,e]	936,115
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		7.09	4/17/2031	4,000,000	[b,e]	3,288,140

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Collateralized Loan Obligations Debt - 3.1% (continued)
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00%	EUR	6.00	1/17/2032	1,000,000	[b,e]	834,797
Tymon Park CLO, Ser. 2019-1A, Cl. DRR, 3 Month EURIBOR +6.16%	EUR	6.16	7/21/2034	2,000,000	[b,e]	1,629,231
					24,686,245
Commercial & Professional Services - 3.8%
Aggreko Holdings, Sr. Scd. Notes		6.13	10/15/2026	1,620,000	[b]	1,389,315
Allied Universal Holdco, Sr. Scd. Notes		6.63	7/15/2026	2,910,000	[b]	2,675,949
AMN Healthcare, Gtd. Notes		4.63	10/1/2027	2,005,000	[b]	1,841,522
APX Group, Gtd. Notes		5.75	7/15/2029	4,163,000	[b]	3,230,056
HealthEquity, Gtd. Notes		4.50	10/1/2029	3,936,000	[b]	3,448,920
Paysafe Finance, Sr. Scd. Notes		4.00	6/15/2029	2,710,000	[b,c]	1,957,371
PECF USS Intermediate Holding III, Sr. Unscd. Notes		8.00	11/15/2029	2,541,000	[b,c]	2,017,300
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	3,471,000	[b,c]	2,913,125
Prime Security Services Borrower, Sr. Scd. Notes		5.75	4/15/2026	3,235,000	[b]	3,023,140
The Hertz, Gtd. Notes		4.63	12/1/2026	4,234,000	[b]	3,544,874
United Rentals North America, Gtd. Notes		4.00	7/15/2030	2,225,000		1,905,991
United Rentals North America, Gtd. Notes		4.88	1/15/2028	2,500,000		2,369,213
					30,316,776
Consumer Discretionary - 7.5%
Allen Media, Gtd. Notes		10.50	2/15/2028	3,042,000	[b]	1,574,813
Ashton Woods Finance, Sr. Unscd. Notes		6.63	1/15/2028	1,840,000	[b]	1,566,346
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	2,320,000	[b]	2,184,164
Boyd Gaming, Gtd. Notes		4.75	12/1/2027	3,370,000	[c]	3,056,927
Caesars Entertainment, Sr. Unscd. Notes		4.63	10/15/2029	3,460,000	[b]	2,699,509
Carnival, Gtd. Bonds	EUR	7.63	3/1/2026	895,000	[b]	738,305
Carnival, Sr. Unscd. Notes		7.63	3/1/2026	4,885,000	[b,c]	3,795,034
CCM Merger, Sr. Unscd. Notes		6.38	5/1/2026	2,090,000	[b]	1,905,668
CDI Escrow Issuer, Sr. Unscd. Notes		5.75	4/1/2030	2,120,000	[b]	1,933,673
Everi Holdings, Gtd. Notes		5.00	7/15/2029	4,206,000	[b]	3,559,706
Hilton Domestic Operating, Gtd. Notes		4.00	5/1/2031	2,510,000	[b]	2,093,365
International Game Technology, Sr. Scd. Notes		4.13	4/15/2026	1,095,000	[b]	993,214
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	2,967,000	[b]	2,692,805

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Consumer Discretionary - 7.5% (continued)
Las Vegas Sands, Sr. Unscd. Notes		3.20	8/8/2024	1,962,000		1,855,416
NCL, Gtd. Notes		5.88	3/15/2026	811,000	[b]	638,926
NCL, Sr. Scd. Notes		5.88	2/15/2027	5,060,000	[b]	4,335,813
NCL, Sr. Unscd. Notes		7.75	2/15/2029	1,822,000	[b,c]	1,396,545
NCL Finance, Gtd. Notes		6.13	3/15/2028	1,458,000	[b]	1,062,714
Royal Caribbean Cruises, Sr. Unscd. Notes		5.38	7/15/2027	3,600,000	[b]	2,625,516
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	4/1/2028	2,033,000	[b,c]	1,417,723
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	8/31/2026	4,762,000	[b]	3,549,595
Scientific Games Holdings, Sr. Unscd. Notes		6.63	3/1/2030	4,274,000	[b]	3,639,610
Scientific Games International, Gtd. Notes		7.25	11/15/2029	1,065,000	[b,c]	1,000,237
Tempur Sealy International, Gtd. Notes		3.88	10/15/2031	1,760,000	[b]	1,323,995
Tempur Sealy International, Gtd. Notes		4.00	4/15/2029	3,420,000	[b]	2,761,650
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	2,059,000	[c]	1,524,889
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,057,000	[b]	782,811
Wynn Las Vegas, Gtd. Notes		5.50	3/1/2025	3,130,000	[b]	2,870,147
					59,579,116
Consumer Durables & Apparel - .4%
Hanesbrands, Gtd. Notes		4.88	5/15/2026	2,490,000	[b,c]	2,311,305
The William Carter Company, Gtd. Notes		5.63	3/15/2027	628,000	[b]	589,193
					2,900,498
Consumer Staples - 1.1%
Kronos Acquisition Holdings, Sr. Scd. Notes		5.00	12/31/2026	4,364,000	[b]	3,736,697
Newell Brands, Sr. Unscd. Notes		4.45	4/1/2026	169,000		161,489
Spectrum Brands, Gtd. Notes		5.00	10/1/2029	2,612,000	[b]	2,262,305
Spectrum Brands, Gtd. Notes		5.50	7/15/2030	2,645,000	[b]	2,384,926
					8,545,417
Diversified Financials - 3.5%
Compass Group Diversified Holdings, Gtd. Notes		5.25	4/15/2029	2,242,000	[b]	1,854,482
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	3,618,000		3,212,766
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	2,060,000	[b]	1,655,486
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	1,825,000	[b]	1,585,451
Navient, Sr. Unscd. Notes		5.00	3/15/2027	1,600,000	[c]	1,318,360
Navient, Sr. Unscd. Notes		5.50	3/15/2029	2,014,000	[c]	1,555,908

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Diversified Financials - 3.5% (continued)
Navient, Sr. Unscd. Notes	5.88	10/25/2024	960,000		884,071
Navient, Sr. Unscd. Notes	6.75	6/15/2026	3,575,000		3,169,112
OneMain Finance, Gtd. Notes	6.13	3/15/2024	1,700,000		1,627,674
OneMain Finance, Gtd. Notes	6.63	1/15/2028	2,170,000		1,943,333
PennyMac Financial Services, Gtd. Notes	5.38	10/15/2025	1,158,000	[b]	1,010,928
PennyMac Financial Services, Gtd. Notes	5.75	9/15/2031	6,380,000	[b]	4,770,068
Rocket Mortgage, Gtd. Notes	3.63	3/1/2029	2,090,000	[b]	1,647,254
Rocket Mortgage, Gtd. Notes	3.88	3/1/2031	2,375,000	[b]	1,786,344
				28,021,237
Electronic Components - 1.0%
Energizer Holdings, Gtd. Notes	4.75	6/15/2028	2,690,000	[b]	2,138,846
Imola Merger, Sr. Scd. Notes	4.75	5/15/2029	2,440,000	[b]	2,049,576
TTM Technologies, Gtd. Notes	4.00	3/1/2029	4,245,000	[b]	3,578,009
				7,766,431
Energy - 11.0%
Antero Midstream Partners, Gtd. Notes	5.75	3/1/2027	2,569,000	[b]	2,393,486
Antero Midstream Partners, Gtd. Notes	5.75	1/15/2028	1,920,000	[b]	1,751,395
Antero Midstream Partners, Gtd. Notes	7.88	5/15/2026	1,800,000	[b]	1,801,251
Antero Resources, Gtd. Notes	5.38	3/1/2030	1,980,000	[b,c]	1,808,532
Antero Resources, Gtd. Notes	7.63	2/1/2029	1,528,000	[b]	1,556,971
Archrock Partners, Gtd. Notes	6.25	4/1/2028	3,323,000	[b,c]	2,947,036
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	3,246,000	[b]	2,927,905
Blue Racer Midstream, Sr. Unscd. Notes	7.63	12/15/2025	3,275,000	[b]	3,101,226
Cheniere Energy Partners, Gtd. Notes	4.00	3/1/2031	3,345,000		2,852,031
Colgate Energy Partners III, Sr. Unscd. Notes	5.88	7/1/2029	3,920,000	[b]	3,440,251
CQP Holdco, Sr. Scd. Notes	5.50	6/15/2031	5,020,000	[b]	4,289,690
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	2,184,000	[b]	1,947,396
Crestwood Midstream Partners, Gtd. Notes	5.75	4/1/2025	990,000	[c]	927,348
Crestwood Midstream Partners, Gtd. Notes	6.00	2/1/2029	2,036,000	[b]	1,780,166
CrownRock, Sr. Unscd. Notes	5.00	5/1/2029	2,334,000	[b]	2,096,839
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	742,000	[b]	699,491
CVR Energy, Gtd. Bonds	5.25	2/15/2025	3,968,000	[b]	3,653,834

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Energy - 11.0% (continued)
DCP Midstream Operating, Gtd. Notes	5.13	5/15/2029	2,430,000		2,191,653
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	2,955,000		2,756,424
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	1,475,000		1,363,365
EQM Midstream Partners, Sr. Unscd. Notes	4.75	1/15/2031	2,210,000	[b]	1,768,807
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	2,934,000		2,538,660
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	1,165,000	[b]	1,085,291
EQM Midstream Partners, Sr. Unscd. Notes	7.50	6/1/2027	361,000	[b]	348,939
Genesis Energy, Gtd. Notes	6.50	10/1/2025	2,780,000		2,568,303
Hess Midstream Operations, Gtd. Notes	5.50	10/15/2030	2,918,000	[b]	2,623,836
Matador Resources, Gtd. Notes	5.88	9/15/2026	3,243,000		3,123,463
Occidental Petroleum, Sr. Unscd. Notes	4.20	3/15/2048	1,550,000		1,210,066
Occidental Petroleum, Sr. Unscd. Notes	6.13	1/1/2031	2,095,000	[c]	2,127,724
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	2,435,000		2,501,768
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	1,410,000		1,518,887
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	2,390,000		2,748,470
Precision Drilling, Gtd. Notes	7.13	1/15/2026	2,281,000	[b]	2,147,140
Rockcliff Energy II, Sr. Unscd. Notes	5.50	10/15/2029	5,573,000	[b]	5,079,260
Southwestern Energy, Gtd. Notes	5.38	3/15/2030	1,370,000		1,263,181
Southwestern Energy, Gtd. Notes	5.38	2/1/2029	2,538,000		2,358,995
TerraForm Power Operating, Gtd. Notes	4.75	1/15/2030	2,800,000	[b]	2,403,086
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	1,277,000		1,135,119
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	2,996,000		2,729,221
				87,566,506
Environmental Control - 1.4%
Covanta Holding, Gtd. Notes	4.88	12/1/2029	2,403,000	[b]	1,958,709
Covanta Holding, Gtd. Notes	5.00	9/1/2030	2,690,000		2,201,698
Harsco, Gtd. Notes	5.75	7/31/2027	5,080,000	[b]	4,071,366
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	3,235,000	[b]	2,878,034
				11,109,807

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Food Products - 1.6%
Albertsons, Gtd. Notes		4.63	1/15/2027	1,240,000	[b]	1,110,172
Albertsons, Gtd. Notes		5.88	2/15/2028	636,000	[b]	595,544
Pilgrim's Pride, Gtd. Notes		5.88	9/30/2027	1,736,000	[b]	1,665,440
Post Holdings, Gtd. Notes		5.50	12/15/2029	2,770,000	[b]	2,481,837
Post Holdings, Gtd. Notes		5.75	3/1/2027	2,909,000	[b]	2,821,788
United Natural Foods, Gtd. Notes		6.75	10/15/2028	4,293,000	[b,c]	4,017,996
					12,692,777
Forest Products & Paper - .3%
Ahlstrom-Munksjo Holding 3, Sr. Scd. Bonds		4.88	2/4/2028	2,642,000	[b]	2,224,893
Health Care - 6.1%
Bausch Health, Gtd. Notes		9.00	12/15/2025	2,027,000	[b]	1,503,183
Centene, Sr. Unscd. Notes		3.00	10/15/2030	3,210,000		2,668,746
Centene, Sr. Unscd. Notes		3.38	2/15/2030	1,590,000		1,352,955
Centene, Sr. Unscd. Notes		4.63	12/15/2029	4,760,000		4,452,671
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	3,081,000	[b]	2,578,021
Community Health Systems, Scd. Notes		6.13	4/1/2030	3,166,000	[b]	1,939,302
Community Health Systems, Scd. Notes		6.88	4/15/2029	2,384,000	[b,c]	1,544,617
Community Health Systems, Sr. Scd. Notes		4.75	2/15/2031	2,830,000	[b]	2,079,691
Community Health Systems, Sr. Scd. Notes		5.25	5/15/2030	2,161,000	[b]	1,646,077
DaVita, Gtd. Notes		4.63	6/1/2030	2,870,000	[b]	2,247,273
Medline Borrower, Sr. Scd. Notes		3.88	4/1/2029	1,108,000	[b]	947,473
Medline Borrower, Sr. Unscd. Notes		5.25	10/1/2029	3,453,000	[b,c]	2,846,722
Nidda Healthcare Holding GmbH, Sr. Scd. Notes	EUR	3.50	9/30/2024	1,300,000	[b]	1,209,758
Organon & Co., Sr. Scd. Notes		4.13	4/30/2028	1,230,000	[b]	1,093,132
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	3,468,000	[b]	3,004,918
Prime Healthcare Services, Sr. Scd. Notes		7.25	11/1/2025	6,276,000	[b]	5,375,708
Tenet Healthcare, Gtd. Notes		6.13	10/1/2028	3,440,000	[b]	2,954,513
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	3,415,000	[b]	3,150,337
Tenet Healthcare, Sr. Scd. Notes		4.63	6/15/2028	2,990,000	[b]	2,608,072
Tenet Healthcare, Sr. Scd. Notes		5.13	11/1/2027	3,690,000	[b]	3,327,291
					48,530,460
Industrial - 2.4%
Arcosa, Gtd. Notes		4.38	4/15/2029	3,120,000	[b]	2,652,185
Dycom Industries, Gtd. Notes		4.50	4/15/2029	4,482,000	[b]	3,923,386
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	4,325,000	[b,d]	4,216,421
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	3,566,000	[b]	3,282,788

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Industrial - 2.4% (continued)
TK Elevator US Newco, Sr. Scd. Notes		5.25	7/15/2027	3,550,000	[b]	3,171,215
VM Consolidated, Gtd. Notes		5.50	4/15/2029	2,505,000		2,001,533
					19,247,528
Information Technology - 2.0%
Boxer Parent, Sr. Scd. Notes	EUR	6.50	10/2/2025	1,800,000	[b]	1,776,523
Fair Isaac, Sr. Unscd. Notes		4.00	6/15/2028	4,568,000	[b]	4,054,945
Minerva Merger Sub, Sr. Unscd. Notes		6.50	2/15/2030	4,894,000	[b]	4,084,263
Open Text Holdings, Gtd. Notes		4.13	2/15/2030	2,950,000	[b]	2,556,367
PTC, Gtd. Notes		4.00	2/15/2028	4,170,000	[b]	3,775,236
					16,247,334
Insurance - 1.1%
Alliant Holdings Intermediate, Sr. Scd. Notes		4.25	10/15/2027	2,825,000	[b]	2,449,022
Alliant Holdings Intermediate, Sr. Unscd. Notes		6.75	10/15/2027	2,350,000	[b]	2,091,547
AmWINS Group, Sr. Unscd. Notes		4.88	6/30/2029	3,530,000	[b]	2,895,245
AssuredPartners, Sr. Unscd. Notes		5.63	1/15/2029	1,981,000	[b]	1,588,587
					9,024,401
Internet Software & Services - 1.8%
Go Daddy Operating, Gtd. Notes		5.25	12/1/2027	2,520,000	[b]	2,310,651
Match Group Holdings II, Sr. Unscd. Notes		5.00	12/15/2027	2,050,000	[b]	1,903,744
Northwest Fiber, Sr. Scd. Notes		4.75	4/30/2027	1,422,000	[b]	1,172,954
Northwest Fiber, Sr. Unscd. Notes		6.00	2/15/2028	4,125,000	[b,c]	2,970,400
TripAdvisor, Gtd. Notes		7.00	7/15/2025	1,174,000	[b]	1,138,051
Uber Technologies, Gtd. Notes		4.50	8/15/2029	3,190,000	[b,c]	2,629,756
United Group, Sr. Scd. Bonds	EUR	3.13	2/15/2026	2,590,000	[b]	2,150,640
					14,276,196
Materials - 3.2%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	2,530,000	[b,d]	1,921,539
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	1,878,297	[b,d]	1,396,288
Ardagh Packaging Finance, Sr. Scd. Notes		5.25	4/30/2025	2,530,000	[b]	2,343,859
Canpack US, Gtd. Notes		3.88	11/15/2029	3,640,000	[b]	2,845,205
Graham Packaging, Gtd. Notes		7.13	8/15/2028	1,738,000	[b]	1,397,135
LABL, Sr. Scd. Notes		5.88	11/1/2028	1,780,000	[b]	1,440,558
LABL, Sr. Scd. Notes		6.75	7/15/2026	2,090,000	[b]	1,884,939
LABL, Sr. Unscd. Notes		8.25	11/1/2029	1,509,000	[b]	1,142,124
LABL, Sr. Unscd. Notes		10.50	7/15/2027	455,000	[b]	396,453
Mauser Packaging Solutions Holding, Sr. Scd. Bonds	EUR	4.75	4/15/2024	2,100,000	[b]	2,060,305

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Materials - 3.2% (continued)
Mauser Packaging Solutions Holding, Sr. Unscd. Notes	7.25	4/15/2025	6,362,000	[b]	5,563,410
Sealed Air, Gtd. Notes	5.00	4/15/2029	3,320,000	[b,c]	3,108,715
				25,500,530
Media - 10.4%
Altice Financing, Sr. Scd. Bonds	5.75	8/15/2029	6,960,000	[b]	5,605,132
Block Communications, Gtd. Notes	4.88	3/1/2028	5,173,000	[b]	4,401,369
Cable One, Gtd. Notes	4.00	11/15/2030	2,620,000	[b]	2,155,841
CCO Holdings, Sr. Unscd. Notes	4.50	8/15/2030	3,795,000	[b]	3,163,069
CCO Holdings, Sr. Unscd. Notes	4.75	3/1/2030	3,465,000	[b]	2,974,061
CCO Holdings, Sr. Unscd. Notes	5.00	2/1/2028	4,755,000	[b]	4,403,867
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2027	2,155,000	[b]	2,040,763
CCO Holdings, Sr. Unscd. Notes	5.38	6/1/2029	4,990,000	[b,c]	4,470,641
CSC Holdings, Gtd. Notes	5.38	2/1/2028	3,600,000	[b]	3,123,144
CSC Holdings, Gtd. Notes	6.50	2/1/2029	1,870,000	[b]	1,692,574
CSC Holdings, Sr. Unscd. Notes	4.63	12/1/2030	2,134,000	[b]	1,433,568
CSC Holdings, Sr. Unscd. Notes	5.75	1/15/2030	5,796,000	[b]	4,232,413
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,500,000	[b,c]	1,256,460
DISH DBS, Gtd. Notes	5.88	11/15/2024	4,964,000		4,199,147
DISH DBS, Sr. Scd. Bonds	5.25	12/1/2026	1,906,000	[b]	1,497,573
DISH DBS, Sr. Scd. Notes	5.75	12/1/2028	1,906,000	[b]	1,414,795
Gray Television, Gtd. Notes	4.75	10/15/2030	5,140,000	[b]	4,029,015
Nexstar Media, Gtd. Notes	4.75	11/1/2028	4,170,000	[b,c]	3,584,261
Radiate Holdco, Sr. Scd. Notes	4.50	9/15/2026	2,204,000	[b]	1,903,793
Scripps Escrow, Gtd. Notes	5.88	7/15/2027	5,501,000	[b,c]	4,822,919
Scripps Escrow II, Sr. Unscd. Notes	5.38	1/15/2031	2,519,000	[b,c]	2,012,114
Sirius XM Radio, Gtd. Notes	4.00	7/15/2028	2,120,000	[b]	1,841,315
Sirius XM Radio, Gtd. Notes	5.00	8/1/2027	1,340,000	[b]	1,246,006
TEGNA, Gtd. Notes	5.00	9/15/2029	2,750,000	[c]	2,608,375
UPC Broadband Finco, Sr. Scd. Notes	4.88	7/15/2031	3,420,000	[b]	2,797,509
Virgin Media Finance, Gtd. Notes	5.00	7/15/2030	3,535,000	[b]	2,810,997
Virgin Media Secured Finance, Sr. Scd. Notes	5.50	5/15/2029	2,457,000	[b]	2,201,804
Ziggo, Sr. Scd. Notes	4.88	1/15/2030	3,531,000	[b]	3,003,564
Ziggo Bond, Gtd. Notes	5.13	2/28/2030	2,045,000	[b]	1,606,717
				82,532,806
Metals & Mining - 1.2%
Arconic, Scd. Notes	6.13	2/15/2028	3,630,000	[b]	3,397,154
FMG Resources, Sr. Unscd. Notes	6.13	4/15/2032	1,950,000	[b]	1,758,871
Hudbay Minerals, Gtd. Notes	4.50	4/1/2026	2,027,000	[b]	1,699,173
Novelis, Gtd. Notes	4.75	1/30/2030	2,810,000	[b]	2,340,983
				9,196,181

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Real Estate - 3.2%
Brookfield Property REIT, Sr. Scd. Notes		4.50	4/1/2027	2,320,000	[b]	1,927,909
Iron Mountain, Gtd. Notes		5.00	7/15/2028	1,060,000	[b]	940,800
Iron Mountain, Gtd. Notes		5.25	7/15/2030	5,010,000	[b]	4,365,213
Ladder Capital Finance Holdings, Gtd. Notes		4.25	2/1/2027	3,235,000	[b]	2,617,089
Ladder Capital Finance Holdings, Gtd. Notes		4.75	6/15/2029	995,000	[b]	767,322
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	2,350,000	[b]	2,130,757
Park Intermediate Holdings, Sr. Scd. Notes		4.88	5/15/2029	3,990,000	[b]	3,432,597
RLJ Lodging Trust, Sr. Scd. Notes		4.00	9/15/2029	2,637,000	[b]	2,170,797
SBA Communications, Sr. Unscd. Notes		3.13	2/1/2029	2,440,000		2,003,033
Starwood Property Trust, Sr. Unscd. Notes		3.75	12/31/2024	2,590,000	[b]	2,361,627
XHR, Sr. Scd. Notes		4.88	6/1/2029	2,935,000	[b]	2,522,258
					25,239,402
Retailing - 3.3%
Asbury Automotive Group, Gtd. Notes		4.75	3/1/2030	2,120,000		1,745,703
BCPE Ulysses Intermediate, Sr. Unscd. Notes		7.75	4/1/2027	3,480,000	[b,d]	2,144,741
Fertitta Entertainment, Sr. Scd. Notes		4.63	1/15/2029	2,172,000	[b]	1,857,788
LBM Acquisition, Gtd. Notes		6.25	1/15/2029	1,892,000	[b]	1,220,982
Macy's Retail Holdings, Gtd. Notes		4.50	12/15/2034	1,484,000		1,059,561
Macy's Retail Holdings, Gtd. Notes		5.88	3/15/2030	679,000	[b]	570,903
Macy's Retail Holdings, Gtd. Notes		5.88	4/1/2029	990,000	[b]	844,544
New Red Finance, Sr. Scd. Notes		3.50	2/15/2029	2,540,000	[b]	2,154,580
Staples, Sr. Scd. Notes		7.50	4/15/2026	3,566,000	[b]	2,966,555
The Michaels Companies, Sr. Scd. Notes		5.25	5/1/2028	1,970,000	[b]	1,552,330
The Michaels Companies, Sr. Unscd. Notes		7.88	5/1/2029	2,929,000	[b]	1,939,027
White Cap Parent, Sr. Unscd. Notes		8.25	3/15/2026	5,565,000	[b,d]	4,641,460
Yum! Brands, Sr. Unscd. Notes		4.75	1/15/2030	1,380,000	[b]	1,254,820
Yum! Brands, Sr. Unscd. Notes		5.38	4/1/2032	2,434,000		2,250,915
					26,203,909
Technology Hardware & Equipment - .2%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,820,000	[b]	1,704,431
Telecommunication Services - 5.7%
Altice France, Sr. Scd. Notes		5.50	10/15/2029	3,315,000	[b]	2,542,555
Altice France, Sr. Scd. Notes		5.50	1/15/2028	2,630,000	[b]	2,126,644

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Telecommunication Services - 5.7% (continued)
Altice France, Sr. Scd. Notes		8.13	2/1/2027	1,480,000	[b]	1,364,782
Altice France Holding, Gtd. Notes		6.00	2/15/2028	3,470,000	[b,c]	2,469,443
Altice France Holding, Sr. Scd. Notes		10.50	5/15/2027	1,350,000	[b]	1,135,431
Ciena, Gtd. Notes		4.00	1/31/2030	1,085,000	[b]	937,782
CommScope, Gtd. Notes		7.13	7/1/2028	902,000	[b]	686,873
CommScope, Gtd. Notes		8.25	3/1/2027	338,000	[b]	268,031
CommScope, Sr. Scd. Notes		6.00	3/1/2026	3,445,000	[b]	3,179,787
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	7,921,000	[b]	7,144,782
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	1,290,000	[b]	1,133,674
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	1,370,000	[b]	1,226,320
Sprint, Gtd. Notes		7.63	3/1/2026	4,675,000		4,935,942
Sprint Capital, Gtd. Notes		6.88	11/15/2028	3,810,000		4,017,683
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	2,690,000	[b]	2,591,492
T-Mobile USA, Gtd. Notes		2.25	2/15/2026	1,400,000	[c]	1,262,454
T-Mobile USA, Gtd. Notes		3.38	4/15/2029	2,597,000		2,279,919
T-Mobile USA, Gtd. Notes		3.50	4/15/2031	2,690,000	[b]	2,328,101
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	1,650,000		1,602,645
ViaSat, Sr. Unscd. Notes		5.63	9/15/2025	2,985,000	[b]	2,418,355
					45,652,695
Transportation - .4%
First Transit Parent, Sr. Scd. Notes		4.00	7/31/2029	4,098,000	[b]	3,285,097
Utilities - 2.9%
Calpine, Sr. Scd. Notes		4.50	2/15/2028	2,700,000	[b]	2,456,615
Calpine, Sr. Unscd. Notes		5.00	2/1/2031	2,209,000	[b]	1,788,815
Calpine, Sr. Unscd. Notes		5.13	3/15/2028	1,565,000	[b,c]	1,381,496
Clearway Energy Operating, Gtd. Notes		4.75	3/15/2028	3,000,000	[b,c]	2,704,040
Energia Group Ni Financeco, Sr. Scd. Notes	GBP	4.75	9/15/2024	620,000	[b]	695,205
NRG Energy, Gtd. Notes		3.63	2/15/2031	2,630,000	[b]	2,067,575
NRG Energy, Gtd. Notes		5.25	6/15/2029	1,520,000	[b]	1,359,541
Pattern Energy Operations, Gtd. Notes		4.50	8/15/2028	3,590,000	[b]	3,129,995
Pike, Gtd. Notes		5.50	9/1/2028	1,760,000	[b]	1,431,373
Vistra, Jr. Sub. Notes		7.00	12/15/2026	3,859,000	[b,c,f]	3,509,741
Vistra Operations, Gtd. Notes		4.38	5/1/2029	3,270,000	[b]	2,745,378
					23,269,774
Total Bonds and Notes (cost $810,377,157)				699,955,549

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.7%
Chemicals - .2%
Flexsys Holdings, Initial Term Loan, 3 Month LIBOR +5.25%		6.00	11/1/2028	2,161,376	[e]	2,015,483
Commercial & Professional Services - .1%
Praesidiad, Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	4.00	10/4/2024	1,000,000	[e]	894,687
Travelport Finance Luxembourg, 2021 Consented Term Loan, 3 Month LIBOR +6.75%		9.00	5/29/2026	29,030	[e]	22,671
Travelport Finance Luxembourg, Term Loan, 3 Month LIBOR +8.75%		9.76	2/28/2025	48,826	[e]	48,429
					965,787
Health Care - .3%
One Call, First Lien Term Loan B, 3 Month LIBOR +5.50%		6.69	4/22/2027	2,919,389	[e]	2,350,108
Information Technology - .6%
Central Parent, Term Loan B, 3 Month SOFR +4.50%		5.00	6/9/2029	1,212,851	[e]	1,149,789
Ivanti Software, First Lien Term Loan B, 3 Month LIBOR +4.25%		5.85	12/1/2027	2,296,153	[e]	1,984,267
Mitchell International, Second Lien Initial Term Loan, 1 Month LIBOR +6.50%		8.10	10/15/2029	1,502,564	[e]	1,418,751
					4,552,807
Insurance - .9%
Asurion, New Term Loan B-4, 1 Month LIBOR +5.25%		6.92	1/15/2029	790,155	[e]	675,188
Asurion, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%		6.92	2/3/2028	5,978,000	[e]	5,133,607
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%		6.17	2/28/2025	1,844,668	[e]	1,770,881
					7,579,676
Media - .8%
DIRECTV Financing, Closing Date Term Loan, 1 Month LIBOR +5.00%		6.67	8/2/2027	6,583,450	[e]	6,080,112
Telecommunication Services - .6%
CCI Buyer, First Lien Initial Term Loan, 3 Month SOFR +4.00%		6.05	12/17/2027	4,962,704	[e]	4,540,874
Transportation - .2%
OLA Netherlands, Term Loan, 1 Month SOFR +6.25%		7.63	12/3/2026	1,997,808	[e]	1,711,462
Total Floating Rate Loan Interests (cost $33,156,423)				29,796,309

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - .1%
Information Technology - .0%
Skillsoft		46,443	[g]	163,479
Media - .1%
Altice USA, Cl. A		29,000	[g]	268,250
Total Common Stocks (cost $1,055,331)		431,729
	1-Day Yield (%)
Investment Companies - 4.8%
Registered Investment Companies - 4.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $38,269,691)	1.48	38,269,691	[h]	38,269,691

Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $26,475,200)	1.48	26,475,200	[h]	26,475,200
Total Investments (cost $909,333,802)		99.9%	794,928,478
Cash and Receivables (Net)		0.1%	904,674
Net Assets		100.0%	795,833,152

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, these securities were valued at $580,045,109 or 72.89% of net assets.

c Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $54,506,904 and the value of the collateral was $58,079,219, consisting of cash collateral of $26,475,200 and U.S. Government & Agency securities valued at $31,604,019. In addition, the value of collateral may include pending sales that are also on loan.

d Payment-in-kind security and interest may be paid in additional par.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	20.4
Consumer, Cyclical	15.2
Consumer, Non-cyclical	13.3
Energy	11.0
Industrial	10.9
Financial	8.8
Investment Companies	8.1
Basic Materials	3.3
Collateralized Loan Obligations	3.1
Utilities	2.9
Technology	2.9
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.8%	22,719,436	229,399,667	(213,849,412)	38,269,691	49,913
Investment of Cash Collateral for Securities Loaned - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.3%	50,991,854	105,287,904	(129,804,558)	26,475,200	142,284	††
Total - 8.1%	73,711,290	334,687,571	(343,653,970)	64,744,891	192,197

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Goldman Sachs
United States Dollar	31,767,947	Euro	29,985,000	7/29/2022	285,317
United States Dollar	2,381,628	British Pound	1,945,000	7/29/2022	12,794
Gross Unrealized Appreciation					298,111

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $54,506,904)—Note 1(c):
Unaffiliated issuers	844,588,911	730,183,587
Affiliated issuers	64,744,891	64,744,891
Cash denominated in foreign currency	5,729,508	5,736,822
Receivable for investment securities sold		21,744,152
Dividends, interest and securities lending income receivable		12,768,936
Receivable for shares of Beneficial Interest subscribed		1,212,664
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		298,111
		836,689,163
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		495,860
Cash overdraft due to Custodian		2,274,596
Liability for securities on loan—Note 1(c)		26,475,200
Payable for investment securities purchased		9,821,481
Payable for shares of Beneficial Interest redeemed		1,786,566
Trustees’ fees and expenses payable		2,308
		40,856,011
Net Assets ($)		795,833,152
Composition of Net Assets ($):
Paid-in capital		1,087,994,890
Total distributable earnings (loss)		(292,161,738)
Net Assets ($)		795,833,152

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	95,354,511	2,743,330	697,735,311
Shares Outstanding	18,757,902	539,360	137,143,276
Net Asset Value Per Share ($)	5.08	5.09	5.09

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest (net of $16,691 foreign taxes withheld at source)	27,502,945
Dividends from affiliated issuers	49,913
Income from securities lending—Note 1(c)	142,284
Total Income	27,695,142
Expenses:
Management fee—Note 3(a)	3,354,776
Distribution/Service Plan fees—Note 3(b)	150,028
Trustees’ fees—Note 3(a,d)	49,499
Loan commitment fees—Note 2	7,134
Total Expenses	3,561,437
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(49,499)
Net Expenses	3,511,938
Net Investment Income	24,183,204
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(40,334,094)
Net realized gain (loss) on forward foreign currency exchange contracts	2,389,823
Net Realized Gain (Loss)	(37,944,271)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(134,872,690)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	695,708
Net Change in Unrealized Appreciation (Depreciation)	(134,176,982)
Net Realized and Unrealized Gain (Loss) on Investments	(172,121,253)
Net (Decrease) in Net Assets Resulting from Operations	(147,938,049)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	24,183,204	53,514,919
Net realized gain (loss) on investments	(37,944,271)	34,471,296
Net change in unrealized appreciation (depreciation) on investments	(134,176,982)	(36,841,523)
Net Increase (Decrease) in Net Assets Resulting from Operations	(147,938,049)	51,144,692
Distributions ($):
Distributions to shareholders:
Class A	(2,692,848)	(5,932,668)
Class C	(71,195)	(189,290)
Class I	(22,415,395)	(52,628,570)
Total Distributions	(25,179,438)	(58,750,528)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	22,948,203	81,331,942
Class C	3,627	488,841
Class I	136,562,935	312,539,331
Distributions reinvested:
Class A	2,157,239	4,673,927
Class C	70,679	184,010
Class I	5,977,840	15,038,822
Cost of shares redeemed:
Class A	(27,021,808)	(93,384,204)
Class C	(669,727)	(3,278,598)
Class I	(253,312,239)	(332,901,895)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(113,283,251)	(15,307,824)
Total Increase (Decrease) in Net Assets	(286,400,738)	(22,913,660)
Net Assets ($):
Beginning of Period	1,082,233,890	1,105,147,550
End of Period	795,833,152	1,082,233,890

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	4,140,128	13,238,614
Shares issued for distributions reinvested	385,700	762,901
Shares redeemed	(4,853,005)	(15,200,789)
Net Increase (Decrease) in Shares Outstanding	(327,177)	(1,199,274)
Class Cb
Shares sold	644	79,284
Shares issued for distributions reinvested	12,602	30,020
Shares redeemed	(117,407)	(533,360)
Net Increase (Decrease) in Shares Outstanding	(104,161)	(424,056)
Class Ia
Shares sold	24,213,923	50,844,736
Shares issued for distributions reinvested	1,067,465	2,452,777
Shares redeemed	(45,374,858)	(54,303,160)
Net Increase (Decrease) in Shares Outstanding	(20,093,470)	(1,005,647)

[a]	During the period ended December 31, 2021, 3,403 Class I shares representing $20,824 were exchanged for 3,408 Class A shares.
[b]

During the period ended June 30, 2022, 11,340 Class C shares representing $65,493 were automatically converted to 11,344 Class A shares and during the period ended December 31, 2021, 9,975 Class C shares representing $61,115 were automatically converted to 9,979 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2022		Year Ended December 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.11	6.15	6.18	5.70	6.30	6.21
Investment Operations:
Net investment income[a]	.14	.27	.29	.32	.33	.32
Net realized and unrealized gain (loss) on investments	(1.03)	(.01)	(.02)	.49	(.57)	.11
Total from Investment Operations	(.89)	.26	.27	.81	(.24)	.43
Distributions:
Dividends from net investment income	(.14)	(.29)	(.30)	(.33)	(.35)	(.34)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.14)	(.30)	(.30)	(.33)	(.36)	(.34)
Net asset value, end of period	5.08	6.11	6.15	6.18	5.70	6.30
Total Return (%)[c]	(14.73)[d]	4.33	4.77	14.42	(4.05)	7.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[e]	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95[e]	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	4.82[e]	4.42	4.91	5.21	5.34	5.14
Portfolio Turnover Rate	46.30[d]	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	95,355	116,626	124,720	156,134	127,635	155,919

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2022		Year Ended December 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.11	6.15	6.18	5.70	6.30	6.21
Investment Operations:
Net investment income[a]	.11	.22	.25	.27	.28	.28
Net realized and unrealized gain (loss) on investments	(1.01)	(.01)	(.02)	.49	(.57)	.10
Total from Investment Operations	(.90)	.21	.23	.76	(.29)	.38
Distributions:
Dividends from net investment income	(.12)	(.24)	(.26)	(.28)	(.30)	(.29)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.12)	(.25)	(.26)	(.28)	(.31)	(.29)
Net asset value, end of period	5.09	6.11	6.15	6.18	5.70	6.30
Total Return (%)[c]	(14.88)[d]	3.55	3.99	13.57	(4.77)	6.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[e]	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70[e]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.08[e]	3.71	4.24	4.56	4.63	4.38
Portfolio Turnover Rate	46.30[d]	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	2,743	3,935	6,567	11,396	16,665	26,216

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2022		Year Ended December 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.12	6.15	6.19	5.70	6.30	6.22
Investment Operations:
Net investment income[a]	.14	.29	.30	.33	.35	.34
Net realized and unrealized gain (loss) on investments	(1.02)	(.01)	(.02)	.50	(.58)	.10
Total from Investment Operations	(.88)	.28	.28	.83	(.23)	.44
Distributions:
Dividends from net investment income	(.15)	(.30)	(.32)	(.34)	(.36)	(.36)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.15)	(.31)	(.32)	(.34)	(.37)	(.36)
Net asset value, end of period	5.09	6.12	6.15	6.19	5.70	6.30
Total Return (%)	(14.59)[c]	4.76	4.86	14.89	(3.80)	7.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[d]	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.08[d]	4.67	5.10	5.46	5.64	5.39
Portfolio Turnover Rate	46.30[c]	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	697,735	961,674	973,861	929,926	718,673	1,051,673

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository

Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	24,686,245	-	24,686,245
Corporate Bonds	-	675,269,304	-	675,269,304
Equity Securities - Common Stocks	431,729	-	-	431,729
Floating Rate Loan Interests	-	29,796,309	-	29,796,309
Investment Companies	64,744,891	-	-	64,744,891

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	298,111	-	298,111

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $19,398 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in collateralized loan obligations (CLO). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $137,829,554 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2021. The fund has $39,293,037 of short-term capital losses and $98,536,517 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $58,750,528. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank,

N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended June 30, 2022, Trustees’ fees reimbursed by the Adviser amounted to $49,499.

During the period ended June 30, 2022, the Distributor retained $242 from commissions earned on sales of the fund’s Class A shares and $18 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended June 30, 2022, Class A and Class C shares were charged $133,411 and $12,463, respectively, pursuant to their Distribution Plans. During the period ended June 30, 2022, Class C shares were charged $4,154 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $483,592, Distribution Plans fees of $22,176 and Service Plan fees of $592, which are offset against an expense reimbursement currently in effect in the amount of $10,500.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2022, amounted to $425,322,567 and $559,535,145, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	298,111	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	298,111	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	298,111	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs	298,111		-	(298,111)		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2022:

Average Market Value ($)
Forward contracts	37,452,746

At June 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivatives contracts was $114,107,213, consisting of $4,028,487 gross unrealized appreciation and $118,135,700 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The portfolio managers for the fund currently are employees of the Adviser and Alcentra NY, LLC (“Alcentra”), an affiliate of the Adviser, and manage the fund in their capacity as employees of the Adviser. Alcentra is an indirect subsidiary of BNY Mellon, the parent company of the Adviser. On May 31, 2022, BNY Mellon announced that it intends to sell all of its indirect equity interest in Alcentra (the “Transaction”) to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions. The Transaction is expected to be completed in the fourth quarter of 2022 (the “Closing Date”), subject to customary closing conditions, including regulatory approvals.

As a result of the Transaction, the fund’s portfolio managers will become employees of Alcentra only and will no longer be able to manage the fund in their capacity as employees of the Adviser. To enable the fund’s portfolio managers to provide day-to-day management of the fund’s investments as employees of Alcentra after the Closing Date, at a Board Meeting of the fund held on August 4, 2022, the Board for the fund approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Alcentra, with respect to the fund, and will call a Special Meeting of Shareholders to seek shareholder approval of the Sub-Advisory Agreement. In addition, the Board approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and Alcentra, with respect to the fund, which would take effect in the event that the Transaction is effected before shareholder approval of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Sub-Advisory Agreement is obtained, and the fund would continue to solicit shareholder approval of the Sub-Advisory Agreement while the Interim Sub-Advisory Agreement is in place. If the Interim Sub-Advisory Agreement goes into effect, it would expire upon the earlier of 150 days after the Closing Date of the Transaction or upon shareholder approval of the Sub-Advisory Agreement.

There will be no increase in the advisory fee payable by the fund to the Adviser as a consequence of the Transaction and the sub-advisory fee payable to Alcentra under the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement will be payable by the Adviser, not the Fund.

The fund’s investment strategy, management policies and portfolio managers are currently not expected to change in connection with the implementation of either the Interim Sub-Advisory Agreement or the Sub-Advisory Agreement.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional high yield funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional high yield funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except the one-, two- and four-year periods when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when total return performance was below median. The Board also considered that the fund’s yield performance was above or at the Performance Group median and above the Performance Universe median for each of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Client”), and explained the nature of the Similar Client. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Client to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon High Yield Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0029SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)